UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 6, 2014

OROPLATA RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

#3 – 7 San Marcos Puerto Plata, Dominican Republic, 80027
(Address of principal executive offices)

Registrant’s telephone number, including area code     809-970-2373

#3 – 7 San Marcos Puerto Plata, Dominican Republic, 80027
(Address of principal executive offices)

Registered agent’s telephone number, including area code     (809) 970-2373

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

This Amendment No. 2 to the Current Report on Form 8-K, originally filed by Oroplata Resources, Inc. (the “Company”) on June 11, 2014, is being filed in order to expand the disclosure made therein in accordance with Item 304(a) of Regulation S-K.

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

	(i)	On June 6, 2014, Oroplata Resources, Inc., (the “Company”) formally informed Goldman Accounting Services CPA, PLLC of their dismissal as the Company’s independent registered public accounting firm.

(ii)
The reports of Goldman Accounting Services CPA, PLLC on the Company’s financial statements as of September 30, 2013 and 2012, and for the period from inception on October 6, 2011 through September 30, 2013 and for the fiscal year ended September 30, 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

	(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the year ended September 30, 2013 and the period from inception on October 6, 2011 through September 30, 2012, and through June 6, 2014, there have been no disagreements with Goldman Accounting Services CPA, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Goldman Accounting Services CPA PLLC would have caused them to make reference thereto in connection with their report on the financial statements for such years.

	(v)	The Company has requested that Goldman Accounting Services CPA PLLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(b)	New independent registered public accounting firm

(1)
On June 6, 2014 the Company engaged DKM Certified Public Accountants as its new independent registered public accounting firm. During the Company’s two most recent fiscal years, being September 30, 2013 and 2012, and the subsequent interim periods, being December 31, 2013 and March 31, 2014,  prior to the engagement of DKM Certified Public Accountants, which was on June 6, 2014, there were no consultation as to the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor advice was provided that DGM Certified Public Accountants  concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting; and

(i)	The application of accounting principles to a specific transaction, either completed or proposed; or

(ii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.
Item 9.01	Financial Statements and Exhibits

16.1	Letter of Goldman Accounting Services CPA, PLLC dated June 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oroplata Resources, Inc.

/s/ Hilario Santos Sosa
Hilario Santos Sosa
Chief Executive Officer, President and Director
Date: June 24, 2014